111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborfunds.com

Supplement to Statement of Additional Information dated March 1, 2019

Harbor International Small Cap Fund
May 23, 2019
The Board of Trustees of Harbor Funds appointed Cedar Street Asset Management LLC (“Cedar Street”) to serve as the subadviser to Harbor International Small Cap Fund (the “Fund”), effective May 23, 2019. Cedar Street replaces Baring International Investment Limited (“Barings”) as subadviser to the Fund.
The appointment of Cedar Street as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc., (“Harbor Capital”). Harbor Capital, and not the Fund, pays the subadvisory fee to Cedar Street. The Fund’s principal investment strategy and risks under Cedar Street are set forth in the Prospectus Supplement dated May 23, 2019 to the Harbor Funds International & Global Funds Prospectus. Information about Cedar Street and the portfolio managers at Cedar Street responsible for managing the assets of the Fund is also included in that Supplement and set forth below.
“Cedar Street” hereby replaces all references to “Barings”, except for references to actual subadvisory fees paid to Barings.
The “Investment Policies” of the Fund are hereby revised to reflect that the Fund may invest in participatory notes (P-Notes), to seek to gain economic exposure to markets where holding an underlying security is not feasible.
The following information hereby replaces information regarding Barings appearing under the same caption:

The Subadviser
Harbor International Small Cap Fund.  The Fund is subadvised by Cedar Street. Cedar Street is an employee-owned professional investment management firm. Jonathan Brodsky is the controlling managing member.
Cedar Street and Harbor Capital have entered into an arrangement by which Harbor Capital may acquire: (i) a less than 5% non-voting ownership stake in Cedar Street, which arrangement would be tied to asset levels achieved by the Fund, and (ii) a less than 25% ownership stake in Cedar Street in the event that the firm seeks to sell equity in the firm to a third party. Harbor Capital, and not the Fund, will make payments to Cedar Street as consideration for these interests.

Other Accounts Managed
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL SMALL CAP FUND
Jonathan P. Brodsky*
All Accounts	0	$—	2	$153	1	$ 23
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Waldemar A. Mozes*
All Accounts	0	—	2	153	1	23
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
* Information is as of March 31, 2019
1

Supplement to Statement of Additional Information dated March 1, 2019 — Continued

Cedar Street Asset Management LLC
CONFLICTS OF INTEREST
Conflicts can occur between interests of Cedar Street and its clients or between the interests of different clients. For example, Cedar Street may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities.
When evaluating brokers, Cedar Street may not always select the broker with the lowest commission rate. The primary criteria considered in selecting a broker is the ability of the broker, in Cedar Street’s opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided.
Cedar Street has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
All investment team compensation is currently a fixed salary with equity participation. As firm assets grow the general composition of investment team compensation will include fixed salary (near industry average levels), variable bonus (including deferrals and claw-back provisions), equity dividends, and retirement contributions. Any variable compensation is based on overall investment team performance measured over a multi-year time horizon. Individuals that make extraordinary contributions to team performance will be provided opportunities to purchase additional equity. Cedar Street’s guiding principle for variable compensation will be to align the long-term interests of clients with long-term interests of Cedar Street employees. As a result, no employee who provides services to Harbor International Small Cap Fund will have an incentive to take undue risks.
SECURITIES OWNERSHIP
As of March 31, 2019, Messrs. Brodsky and Mozes did not beneficially own any shares of Harbor International Small Cap Fund.

Portfolio Holdings Disclosure Policy
The Portfolio Holdings Disclosure Policy is hereby revised to delete the current disclosures related to Barings in serving as Subadviser to Harbor International Small Cap Fund and to include the following:
■	Advent, Bloomberg, and Northern Trust, each of which provides services to Cedar Street, for the sole purpose of assisting Cedar Street in performing its services as Subadviser to Harbor International Small Cap Fund;
Investors Should Retain This Supplement For Future Reference
S0519.SAI.0319
2